EXHIBIT 99.1

CERTIFICATION OF PERIODIC REPORT

In connection with the Annual Report of AmSouth Bancorporation (the “Company”) on Form 10-K for the year ending December 31, 2002 (the “Report”), I, C. Dowd Ritter, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DOWD RITTER
C. Dowd Ritter Chief Executive Officer

March 19, 2003